As filed with the Securities and Exchange Commission on December 23, 2009

1933 Act File No. 333-144682

1940 Act File No. 811-22098

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 2	☒
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 2	☒

(Check appropriate box or boxes)

FEDERATED ENHANCED TREASURY INCOME FUND

(Exact Name of Registrant as Specified in Charter)

4000 Ericsson Drive, Warrendale, PA 15086-7561

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (412) 288-1900

Gregory Dulski, Esquire

Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779

Name and Address (of Agent for Service)

Copies of Communications to:

Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 (212) 455 - 2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fees(1)(2)(3)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$30.70

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)	A registration fee of $30.70 was previously paid in connection with the initial filing filed on July 19, 2007.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION DATED DECEMBER 23, 2009

Federated Enhanced Treasury Income Fund
Common Shares $20.00 per Share

Investment objectives. Federated Enhanced Treasury Income Fund (the “Fund”) is a diversified, closed-end management investment company with no operating history. The Fund’s investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio management strategies. Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays Capital U.S. Treasury Bond Index (the “Duration Strategy”). In managing the Core Portfolio, the Adviser (defined below) believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Barclays Capital U.S. Treasury Bond Index (the “Treasury Index”).

(continued on inside front cover)

The Fund’s common shares have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their common shares in a relatively short period after completion of the public offering.

Investing in the Fund’s common shares involves certain risks and should not constitute a complete investment program. Risks are described in the “Risk Factors” section beginning on page 36 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$0.90	$
Estimated offering expenses	$0.04	$
Proceeds, after expenses, to the Fund(2)	$19.06	$

(footnotes on inside front cover)

Wells Fargo Securities	UBS Investment Bank	Raymond James

Janney Montgomery Scott LLC	Ladenburg Thalmann & Co. Inc.	Morgan Keegan & Company, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC	Maxim Group LLC	Wedbush Morgan Securities Inc.	Wunderlich Securities

The date of this Prospectus is                     , 2010.

(footnotes from previous page)

(1)	Federated Investment Management Company (“FIMC” or the “Adviser”), the Fund’s adviser, (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, UBS Securities LLC and Raymond James & Associates, Inc. The Adviser (and not the Fund) also may pay certain qualifying underwriters a sales incentive fee or additional compensation in connection with the offering. See “Underwriting.”
(2)	Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $ , or $ assuming full exercise of the over-allotment option, which represents $ per common share issued. The Fund will pay common share offering costs of up to $0.04 per common share, and the Adviser or an affiliate has agreed to pay all of the Fund’s organizational expenses and common share offering costs (other than sales load) that exceed $0.04 per common share.
(3)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ , and $ , respectively.

The underwriters expect to deliver the common shares to purchasers on or about                     , 2010.

(continued from previous page)

Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities and U.S. Government mortgage-backed securities.

The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on baskets of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund’s portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

The Fund will also seek to generate total return through the Adviser’s active management of the Core Portfolio based on the Adviser’s assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund’s Duration Strategy will involve actively managing the duration of the Fund’s portfolio by extending or shortening overall portfolio duration based on the Sub-Adviser’s (defined below) assessment of the interest rate environment. The Fund will adjust overall portfolio duration by approximately five years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) or through the direct investment in U.S Treasury or U.S. Government Agency securities in accordance with the Sub-Adviser’s assessment. As of November 30, 2009, the duration of the Treasury Index was approximately five years. A change in the prevailing interest rate may negatively impact the value of a portfolio of fixed-income securities. For example, a 1% increase in the prevailing interest rate may cause a 5% drop in the value of a portfolio of fixed-income securities with an average duration of five years. The Duration Strategy attempts to reduce this interest rate risk for the Fund. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Sub-Adviser. There are no assurances that the Adviser or Sub-Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

Adviser and Sub-Adviser. The Fund’s investment adviser is Federated Investment Management Company (“FIMC” or the “Adviser”). As of September 30, 2009, FIMC and its affiliates managed approximately $392.3 billion. FIMC has engaged Dix Hills Partners, LLC (“Dix Hills” or the “Sub-Adviser”) as a sub-adviser to the Fund. As of October 31, 2009, Dix Hills managed over $800 million in overall assets. Federated Global Investment Management Corp., an affiliate of FIMC, holds a minority non-voting interest in Dix Hills. FIMC will be responsible for the Fund’s overall investment program, structuring and actively managing the Fund’s Core Portfolio, developing and monitoring the Option Strategy, implementing the Fund’s Duration Strategy in accordance with the advice of the Sub-Adviser, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Dix Hills will be responsible for providing advice with respect to the Fund’s Duration Strategy.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Copies of the Fund’s semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling the Fund at 1-800-341-7400. Copies of the Fund’s semi-annual and annual reports may also be obtained without charge at www.federatedinvestors.com. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Exchange listing. The Fund has been approved for listing of the Common Shares on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “FTT”.

The Adviser believes that the Fund may be an appropriate investment vehicle for investors seeking the potential for current income and capital appreciation.

A Statement of Additional Information dated                     , 2010 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-341-7400 or by writing to the Fund. Copies of the SAI may also be obtained free of charge at www.federatedinvestors.com. A table of contents to the Statement of Additional Information is located on page 62 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the reference room); from the EDGAR database on the Securities and Exchange Commission’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the Securities and Exchange Commission’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 4000 Ericsson Drive, Warrendale, PA 15086-7561.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[THIS PAGE INTENTIONALLY LEFT BLANK]

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

v

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Federated Enhanced Treasury Income Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Investment Objectives and Policies” and “Risk Factors.”

The Fund	Federated Enhanced Treasury Income Fund (the “Fund”) is a diversified, closed-end management investment company with no operating history. The Fund’s investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved.

The Offering	The Fund is offering common shares of beneficial interest, par value $0.01 per share at an initial offering price of $20.00 per share through a group of underwriters led by Wells Fargo Securities LLC, UBS Securities LLC and Raymond James & Associates, Inc. The common shares of beneficial interest are called “Common Shares.” You must purchase at least 100 shares of Common Shares ($2,000) in order to participate in the offering. The Fund has given the underwriters an option to purchase up to an additional shares of Common Shares within 45 days from the date of this prospectus to cover overallotments, if any. The Fund will pay all of its offering costs up to and including $0.04 per Common Share. Federated Investment Management Company (the “Adviser”) or an affiliate has agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceeds $0.04 per Common Share. See “Underwriting.”

Investment Objectives and Strategies	The Fund’s investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved.

Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays Capital U.S. Treasury Bond Index (the “Duration Strategy”). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Barclays Capital U.S. Treasury Bond Index (the “Treasury Index”).

Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See “Investment Objectives and Policies—Primary Investment Types—U.S. Treasury Securities and U.S. Government Agency Securities.”

The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund’s portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

The Fund will also seek to generate total return through the Adviser’s active management of the Core Portfolio based on the Adviser’s assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser’s views of changes in the slope of the

U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund’s Duration Strategy will involve actively managing the duration of the Fund’s portfolio by extending or shortening overall portfolio duration based on the Sub-Adviser’s assessment of the interest rate environment. The Fund will adjust overall portfolio duration by approximately five years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) or through the direct investment in U.S. Treasury or U.S Government Agency securities in accordance with the Sub-Adviser’s assessment. As of November 30, 2009, the duration of the Treasury Index was approximately five years. A change in the prevailing interest rate may negatively impact the value of a portfolio of fixed-income securities. For example, a 1% increase in the prevailing interest rate may cause a 5% drop in the value of a portfolio of fixed-income securities with an average duration of five years. The Duration Strategy attempts to reduce this interest rate risk for the Fund. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Sub-Adviser. There are no assurances that the Adviser or Sub-Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

Investment Selection Strategies	The Core Portfolio. The Adviser will actively manage the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The yield curve strategies will involve actively managing the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions.

U.S. Government securities, including U.S. Government mortgage-backed securities, in which the Fund may invest include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuances such as: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (issued with maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in other securities or agreements collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

The Option Strategy. The Adviser will be responsible for implementing the Option Strategy. The options written by the Fund may be either exchange-traded or traded over-the-counter. As the seller of call options, the Fund will receive cash (the premium) from option purchasers. The purchaser of a call option has the right to purchase the security at the price set in the contract (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund earns money from the premium received for the contract. The Fund intends to primarily write (sell) call options that are “at-the-money” or only slightly “out-of-the-money” at the time of sale. A call option is out-of-the-money if the strike price is greater than the spot price of the underlying security; whereas an option is at-the-money when the spot price of the underlying security equals, or nearly equals, the strike price. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Treasury securities or U.S. Government Agency securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the spot price of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

Initially, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Adviser will attempt to maintain for the Fund written call option positions on securities, futures and indices which in the aggregate, are expected by the Adviser to change in value in response to interest rate changes and other factors that correlate closely with changes in value in the U.S. Treasury securities and U.S. Government Agency securities held in the Fund’s portfolio. In doing so, the Adviser will consider data relating to the Fund’s holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. See “Risk Factors—Option Strategy Risk—Risks Associated with Writing Call Options on Securities.”

Unless otherwise noted, the Fund’s investment policies, including the policy that under normal market conditions the Fund will invest at least 80% of its assets in a portfolio of U.S. Treasury securities, are non-fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”) without common shareholder approval following the provision of 60 days prior written notice to the holders of Common Shares (“Common Shareholders”).

The Adviser believes that a strategy of actively managing a portfolio of U.S. Treasury securities or U.S. Government Agency securities and selling covered call options or options on futures on U.S. Treasury securities or U.S. Government Agency securities can provide current earnings. The Adviser also believes it can generate capital appreciation and therefore a higher total return through yield curve strategies based on its views of changes in the slope of the yield curve. The Fund’s Option Strategy is designed to produce current cash flow from option premiums. The Option Strategy is not designed to be speculative of price movements of securities and indices subject to written call options.

The Fund expects to sell call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. The Adviser does not intend to sell call options on securities with an aggregate value greater than the value of the Fund’s portfolio holdings.

The Option Strategy is not intended to be used for leverage. To the extent the Fund writes options on securities it does not hold in its portfolio, i.e. naked calls, and such options are cash-settled, the Fund intends to segregate liquid assets with the Fund’s custodian in accordance with applicable regulations. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. To the extent it does, it will segregate liquid assets accordingly. The Fund intends to settle all derivative transactions in cash.

The Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash.

The taxation of options such as the Fund expects to write and purchase is governed by Section 1234 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

As discussed above the Fund may sell over-the-counter (“OTC”) options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a “section 1256 contract,” as defined in the Code, held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met. Please see “Federal Income Tax Matters.”

The Duration Strategy. The Fund’s sub-adviser (Dix Hills Partners, LLC, “Dix Hills” or the “Sub-Adviser”) will provide advice to the Adviser on actively managing the duration of the Fund’s portfolio. The Fund’s portfolio will typically be adjusted monthly in accordance with recommendations from the Sub-Adviser. The Adviser will adjust the Fund’s portfolio duration through the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Portfolio duration may also be adjusted through the direct investment in U.S. Treasury or U.S Government Agency securities with maturities that correspond to the desired portfolio duration level (e.g., purchasing U.S. Treasury securities with a shorter maturity to reduce overall portfolio duration). Adjustments to the Fund’s portfolio duration will be based on the current duration level of the Treasury Index. The Sub-Adviser may recommend extending or shortening the Fund’s portfolio duration by as much as five years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment. For example, if the Treasury Index has a duration of five years, the Sub-Adviser could recommend adjusting the Fund’s overall portfolio duration from between 0 to 10 years (five years above or below the five-year level of the Treasury Index). Typically, the Sub-Adviser will recommend reducing the duration of the Fund’s portfolio when it forecasts a rise in the 10-year U.S. Treasury yield and recommend extending the duration of the Fund’s portfolio when it forecasts a decline in the 10-year U.S. Treasury yield. The Sub-Adviser believes that duration (or interest rate sensitivity) management is a fundamental tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index. Since the Duration Strategy is designed to be symmetric around a zero (0) duration benchmark, the Sub-Adviser believes the Duration

Strategy may provide the Fund opportunities to generate excess return in both rising and falling interest rate environments.

The Fund’s Duration Strategy will employ a disciplined fundamental analytical approach that seeks to anticipate directional moves in interest rates on a short-term basis. The Sub-Adviser will analyze the information available to it using proprietary research and attempt to optimize the Fund’s total returns over an interest rate cycle. The Sub-Adviser seeks to use readily measurable data and a consistent and disciplined approach by employing statistical methods to identify indicators of the medium-term direction of interest rates. The indicators utilized by the Sub-Adviser can be subdivided into three broad categories: the macroeconomic indicators, the valuation measures, and the technical factors.

Listing	The Fund has been approved for listing of the Common Shares on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “FTT”.

The Adviser and Sub-Adviser	The Fund’s investment adviser is Federated Investment Management Company (“FIMC” or the “Adviser”). As of September 30, 2009, FIMC and its affiliates managed approximately $392.3 billion. FIMC has engaged Dix Hills Partners, LLC (“Dix Hills” or the “Sub-Adviser”) as a sub-adviser to the Fund. As of October 31, 2009, Dix Hills managed over $800 million in overall assets. FIMC will be responsible for the Fund’s overall investment program, structuring and actively managing the Fund’s Core Portfolio, developing and monitoring the Option Strategy, implementing the Fund’s Duration Strategy, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Dix Hills will be responsible for providing advice on the Fund’s Duration Strategy.

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Adviser will receive an annual fee in a maximum amount equal to 0.85% of the average daily value of the Fund’s total Managed Assets (the “Management Fee”). For these purposes, “Managed Assets” means the total assets of the Fund (including recorded assets attributable to any preferred shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing preferred shares and/or borrowings from a credit facility). The Adviser has contractually agreed to waive or reimburse to the Fund the amount, not to exceed the amount of the advisory fee, by which the Fund’s aggregate annual operating expenses (including the advisory fee) exceed 1.05%. The Sub-Adviser will be compensated by the Adviser from the Management Fee it receives in an amount equal to: (1) 0.425% of average daily managed assets of the Fund if total assets raised in the initial public offering are between $0 to $200,000,000; or (2) 0.3825% of average daily managed assets of the Fund if total assets raised in the initial public offering are $200,000,001 or greater.

Distributions	Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders. To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual income available for distribution. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income available for distribution from that month. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value. The amount of each monthly distribution will vary. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy will change. In its distributions, the Fund intends to include amounts attributable to the receipt of option premiums. In certain circumstances, the Fund’s distribution policy may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. The Board may modify its distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See “Distributions” and “Federal Income Tax Matters.”

The net investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund’s net investment income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund’s net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. The Fund intends to apply for exemptive relief under Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) in order to permit the Fund to distribute long-term capital gains with respect to Common Shares up to twelve (12) times per year. There is no guarantee the Fund will receive such exemptive relief; however, the Fund is able to maintain its operations and meet its investment objectives in the event such exemptive relief is not granted.

The Fund’s distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax rates for individual taxpayers.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings or profits, but represents a return of part of the Common Shareholder’s investment. When you receive a distribution, unless otherwise specified, you should not assume that such distribution is sourced solely from the net profits of the Fund. Such distribution may contain a substantial return of capital component. The written notice that accompanies a distribution will be calculated and based on financial accounting methods as well as being based on estimates made at the time of the distribution. Therefore, the characterization of such distributions will likely differ from the final year-end tax characterization of the distributions. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless the registered owner of Common Shares elects to receive cash distributions (by contacting the plan administrator), all distributions will be automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by Computershare Limited, as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See “Dividend Reinvestment Plan.”

Closed-end Structure	Closed-end funds differ from traditional, open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Special Risk Considerations	The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risk Factors” in this prospectus and under “Additional Investment Information and Restrictions” in the Fund’s Statement of Additional Information.

No Operating History. The Fund is a diversified closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after the completion of the public offering. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities like other market investments may fluctuate. Because the Fund intends to sell call options on a continuous basis on substantially the full value of its portfolio holdings, the Fund’s appreciation potential from its investments in U.S. Treasury securities and U.S. Government Agency securities will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

Interest Rate Risk. The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. U.S. interest rates have recently been at or near their lowest levels in many years and there may be a greater than normal risk that interest rates will rise and cause the Fund’s portfolio to decline in value. A decline in the value of fixed-rate securities held by the Fund will not affect interest income received on such securities, but will be reflected in a decline of the Fund’s net asset value. Although the Adviser and Sub-Adviser believe that the Duration Strategy may help to protect the value of the Core Portfolio from increases in interest rates and assist in adding excess return to the Core Portfolio during a decline in interest rates by opportunistically adjusting the portfolio duration up or down (as appropriate) to take advantage of these anticipated interest rate moves, there is no guarantee that the Fund’s Duration Strategy will work and correctly predict the movement of interest rates or mitigate the impact of the Fund’s Option Strategy.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Common Shares.

Risk Associated with U.S. Government Securities and Agency Securities. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S.

government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value (“NAV”). U.S. Government Agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. Certain U.S. Government-sponsored enterprises are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Option Strategy Risk. The Fund will, through its Option Strategy, write (sell) call options on the Fund’s portfolio of U.S. Treasury securities and U.S. Government Agency securities and/or options futures on U.S. Treasury securities and U.S. Government Agency securities.

•

Risks Associated with Writing Call Options on Securities. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price of the call

(net of the premium per share received on the call). Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. If the Fund is required to sell such portfolio securities and reinvest the proceeds in securities paying interest rates that are below the Fund’s current earnings, income from the Fund’s portfolio may decline.

The Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund may effect option transactions in OTC markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Although the Fund will use bilateral collateral exchange agreements with all OTC counterparties, this does not eliminate the risks that a counterparty will default. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

•

Risks of Selling Index Call Options. The Fund may write (sell) index call options. Index call options are call options on a financial index such as the Treasury Index. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash and does not involve the purchase or sale of securities, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The value of index call options may not correlate exactly with a change in the market value of the underlying securities which may impact the Fund’s NAV. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the exercise price of the call option, but retains the risk of loss should the value of the applicable index decline below the exercise price of the call (net of the premium per unit received on the call). When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of applicable index as of the valuation date over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

•

Exchange-Traded Options Risk. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser, the Sub-Adviser or their respective affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Duration Strategy Risk. The Fund will use the Duration Strategy in order to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Sub-Adviser’s research outlook. There are no assurances that the Fund’s Duration Strategy will be successful. The success of the Fund’s Duration Strategy depends significantly on the Sub-Adviser’s ability to accurately predict interest rate movements and to adjust the Fund’s portfolio correctly and in a timely manner.

•

Quantitative Model Risk. The Duration Strategy is highly dependent on proprietary quantitatively-based models that have been researched, developed and utilized by the Sub-Adviser to evaluate the interest rate environment, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser or Sub-Adviser). The Sub-Adviser’s models employ assumptions that abstract a limited number of variables from complex financial markets which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into the Sub-Adviser’s models, or are incorporated inaccurately, losses could result. The outputs of the Sub-Adviser’s models may differ substantially from the reality of the markets.

•

Derivatives Risk. The Adviser will implement the Duration Strategy in consultation with the Sub-Adviser through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying reference or valuation instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, certain common provisions in OTC derivative instruments give the counterparty the right to terminate any such contract between it and the Fund, upon the occurrence of certain events with respect to the Fund, including, for example, the decline of the Fund’s NAV below a specified level over a given time period or the departure of certain key persons at the Fund. Factors that may contribute to such a NAV decline (which usually must be substantial) include a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). For information regarding the specific types of derivatives that may be used in implementing this strategy, see “Investment Objectives and Policies—Primary Investment Policies.”

Mortgage-Backed Securities (“MBS”) Risk. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund’s income distributions because the proceeds of a prepayment may be invested in lower- yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund’s portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Common Shares can also be adversely affected by erosion in premiums on MBS held. Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC, provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

Prepayment Risk. The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk. Extension risk is the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Obligations issued or guaranteed by the U.S. Treasury are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.

Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Income Risk. The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and Common Shareholders’ income from the Fund, would likely decline as well. Income risk is greater for this Fund than for a fund that does not write (sell) covered calls. If prevailing market interest rates decline causing the market value of the Fund’s existing portfolio of securities to rise above the exercise price of the calls written by the

Fund, the Fund would likely not be able to realize the increase in the value of its existing portfolio of securities to buy additional securities and maintain its level of income. In addition, the income received from selling call options is a function of (among other factors) the level of interest rate volatility. In general, all else equal, higher levels of interest rate volatility will result in higher premiums received for selling calls and thus increased income for Fund Common Shareholders. Conversely, lower levels of volatility will result in lower premiums and therefore less income.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investment will be worth less in the future as inflation decreases the value of money. Recent significant increases in the price of oil, natural gas and other petroleum products may have an inflationary effect on the economy and increase inflation risk. As inflation increases, the real, or inflation adjusted, value of the Fund’s Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Futures Transactions Risk. Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.

Swaps Risk. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund’s return, the Fund may enter into interest rate or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund’s potential for loss is greater if it does not own the security that it is short selling.

U.S. Dollar Risk. A weakening of the value of the U.S. dollar relative to the currencies of other developed countries may cause foreign demand for U.S. Treasury securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest rates rise, the value of the Fund’s fixed income securities can be expected to decline and will be reflected in a decline in the Fund’s net asset value.

Correlation Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. To the extent there is a lack of correlation, movement in the securities, indices or interests rates underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s Option Strategy involves the risk that the changes in value of the securities or indices underlying the written call option positions will not correlate closely with changes in the market value of the securities held by the Fund. The Fund’s Duration Strategy presents the opportunity for differences in correlation between the Fund and the underlying markets based on interest rate movements, however, the losses from the Duration Strategy may be greater than gains generated by the Fund and the options premiums received.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) cause the Fund to recognize income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies), (iv) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (v) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, and (vi) produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC. Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

Liquidity of Investments Risk. Liquidity of a security or instrument relates to the ability to easily dispose of the security or instrument and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities or investments may trade at a discount from comparable, more liquid investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund’s investment objectives. The success of the Fund also depends, in part, upon the advice given by the Sub-Adviser with respect to the Fund’s Duration Strategy. There is no assurance that the Adviser, the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser, the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Market Disruption. The war in Iraq, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and elsewhere. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by Common Shareholders	0.20	(1)(2)(3)
Dividend reinvestment plan fees	None

	Percentage of net assets attributable to Common Shares
Annual Expenses
Management fee	0.85%
Other expenses	0.36	%(4)

Total annual expenses	1.21%
Less management fee waiver (years 1-5)	0.16	%(5)

Net total annual expenses (after waiver)	1.05%

The amount set forth under “Other expenses” shown in the table is based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues approximately 5,000,000 Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table and from year to year. If the Fund issues fewer Common Shares, these expenses generally would increase as a percentage of net assets attributable to Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $ 2), assuming (i) total annual expenses of 1.05% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$57	$79	$102	$169

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

*	The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(1)	The Adviser or an affiliate has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).
(2)	The Adviser (not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities LLC, UBS Securities LLC and Raymond James & Associates, Inc. The Adviser may pay certain qualifying underwriters a sales incentive fee or additional compensation in connection with the offering. See “Underwriting.”
(3)	You will pay a pro-rata share of brokerage charges incurred in connection with open-market purchases. You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Estimated expenses based on the current fiscal year.
(5)	The Adviser has contractually agreed to waive its management fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund’s Common Shares (after the waivers and/or reimbursements) will not exceed 1.05% (excluding acquired fund fees and expenses, if any). This contractual fee waiver will be in place for the first 5 years of the Fund’s operations and may only be terminated or revised by the Fund’s Board of Trustees.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on July 11, 2007, pursuant to a Certificate of Trust, which is governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s principal office is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561, and its telephone number is 1-800-341-7400.

This prospectus relates to the initial public offering of the Fund’s common shares of beneficial interest, $0.01 par value (the “Common Shares”). See “Underwriting.”

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $         (or $         assuming exercise of the underwriters’ overallotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable but in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. The Adviser or an affiliate has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund’s investment objectives will be achieved. Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays Capital U.S. Treasury Bond Index (the “Duration Strategy”). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Barclays Capital U.S. Treasury Bond Index (the “Treasury Index”).

Primary Investment Policies

Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S.

Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See “Investment Objectives and Policies—Primary Investment Types—U.S. Treasury Securities and U.S. Government Agency Securities.” Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund’s 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities.

The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund’s portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

The Fund will also seek to generate total return through the Adviser’s active management of the Core Portfolio based on the Adviser’s assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund’s Duration Strategy will involve actively managing the duration of the Fund’s portfolio by extending or shortening overall portfolio duration based on the Sub-Adviser’s assessment of the interest rate environment. The Fund will adjust overall portfolio duration by approximately five years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) or through the direct investment in U.S. Treasury or U.S Government Agency securities in accordance with the Sub-Adviser’s assessment. As of November 30, 2009, the duration of the Treasury Index was approximately five years. A change in the prevailing interest rate may negatively impact the value of a portfolio of fixed-income securities. For example, a 1% increase in the prevailing interest rate may cause a 5% drop in the value of a portfolio of fixed-income securities with an average duration of five years. The Duration Strategy attempts to reduce this interest rate risk for the Fund. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Sub-Adviser. There are no assurances that the Adviser or Sub-Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

The Core Portfolio. The Adviser will actively manage the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The yield curve strategies will involve actively managing the Core Portfolio based on the Adviser’s views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions.

The Option Strategy. The Adviser will be responsible for implementing the Option Strategy. The options written by the Fund may be either exchange-traded or traded over-the-counter. As the seller of call options, the Fund will receive cash (the premium) from option purchasers. The purchaser of a call option has the right to purchase the security at the price set in the contract (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund earns money from the premium received for the contract. The Fund may also sell index call options. Index options are call options on a financial index such as the Treasury Index. Index call options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund intends to primarily write (sell) call options that are “at-the-money” or only slightly “out-of-the-money” at the time of sale. A call option is out-of-the-money if the strike price is greater than the spot price of the underlying security; whereas an option is at-the-money when the spot price of the underlying security equals, or nearly equals, the strike price. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Treasury securities or U.S. Government Agency securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the spot price of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

The Option Strategy will work differently under different interest rate environments as bond prices and interest rates have an inverse relationship. If interest rates remain stable or vary only slightly, the Fund may have the opportunity to keep the bond underlying the covered call as the buyer may not exercise the option to buy the bond that is worth less or the same as the strike price. If interest rates fall, causing the underlying bond’s market value to exceed the strike price, the buyer of the option may exercise the option to buy the bond. However, the Fund will keep premium received, and will participate in some of the gain up to the strike price if the option was out-of-the-money when it was written. Conversely, if interest rates rise, causing the market price of the underlying bond to fall below the strike price, the Fund may keep the bond as the buyer of the option is unlikely to exercise the option to buy a bond at a higher price than it is worth. This is a broad example of how the Option Strategy may be applied under normal market conditions to certain interest rate environments; it is not intended to predict the actual performance of any specific bond or interest rate situation. See “Risk Factors—Interest Rate Risk” and “—Option Strategy Risk—Risks Associated With Writing Call Options on Securities.”

Initially, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Adviser will attempt to maintain for the Fund written call option positions on securities, futures and indices which in the aggregate, are expected by the Adviser to change in value in response to interest rate changes and other factors that correlate closely with changes in value in the U.S. Treasury securities and U.S. Government Agency securities held in the Fund’s portfolio. In doing so, the Adviser will consider data relating to the Fund’s holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. See “Risk Factors—Option Strategy Risk—Risks Associated with Writing Call Options on Securities.”

Unless otherwise noted, the Fund’s investment policies, including the policy that under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of U.S. Treasury securities, are non-fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”) without

Common Shareholder approval following the provision of 60 days prior written notice to Common Shareholders.

The Adviser believes that a strategy of actively managing a portfolio of U.S. Treasury securities or U.S. Government Agency securities and selling covered call options or options on futures on U.S. Treasury securities or U.S. Government Agency securities can provide current earnings. The Adviser also believes it can generate capital appreciation and therefore a higher total return through yield curve strategies based on its views of changes in the slope of the yield curve. The Fund’s Option Strategy is designed to produce current cash flow from option premiums and is not designed to be speculative of price movements of securities and indices subject to written call options.

The Fund expects to sell call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund’s holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. The Adviser does not intend to sell call options on securities with an aggregate value greater than the value of the Fund’s portfolio holdings.

The Option Strategy is not intended to be used for leverage. To the extent the Fund writes options on securities it does not hold in its portfolio, i.e. naked calls, and such options are cash-settled, the Fund intends to segregate liquid assets with the Fund’s custodian in accordance with applicable regulations. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. To the extent it does, it will segregate liquid assets accordingly. The Fund intends to settle all derivative transactions in cash.

The Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash.

The taxation of options such as the Fund expects to write and purchase is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

As discussed above the Fund may sell over-the-counter (“OTC”) options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a “section 1256 contract,” as defined in the Code, held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met. Please see “Federal Income Tax Matters.”

The Duration Strategy. The Fund’s Sub-Adviser will provide advice to the Adviser on actively managing the duration of the Fund’s portfolio. The Fund’s portfolio will typically be adjusted monthly in accordance with recommendations from the Sub-Adviser. The Adviser will adjust the Fund’s portfolio duration through the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Portfolio duration may also be adjusted through the direct investment in U.S. Treasury or U.S Government Agency securities with maturities that correspond to the desired portfolio duration level (e.g., purchasing U.S. Treasury securities with a shorter maturity to reduce overall portfolio duration). Adjustments to the Fund’s portfolio duration will be based on the current duration level of the Treasury Index. The Sub-Adviser may recommend extending or shortening the Fund’s portfolio duration by as much as five years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment. For example, if the Treasury Index has a duration of five years, the Sub-Adviser could recommend adjusting the Fund’s overall portfolio duration from between 0 to 10 years (five years above or below the five-year level of the Treasury Index). Typically, the Sub-Adviser will recommend reducing the duration of the Fund’s portfolio when it forecasts a rise in the 10-year U.S. Treasury yield and recommend extending the duration of the Fund’s portfolio when it forecasts a decline in the 10-year U.S. Treasury yield. The Sub-Adviser believes that duration (or interest rate sensitivity) management is a fundamental tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index. Since the Duration Strategy is designed to be symmetric around a zero (0) duration benchmark, the Sub-Adviser believes the Duration Strategy may provide the Fund opportunities to generate excess return in both rising and falling interest rate environments. For more information regarding the specific types of derivatives that may be used in implementing this strategy, see “Investment Objectives and Policies—Primary Investment Types.”

The Fund’s Duration Strategy will employ a disciplined fundamental analytical approach that seeks to anticipate directional moves in interest rates on a short-term basis. The Sub-Adviser will analyze the information available to it using proprietary research and attempt to optimize the Fund’s total returns over an interest rate cycle. The Sub-Adviser seeks to use readily measurable data and a consistent and disciplined approach by employing statistical methods to identify indicators of the medium-term direction of interest rates. The indicators utilized by the Sub-Adviser can be subdivided into three broad categories: the macroeconomic indicators, the valuation measures, and the technical factors.

Temporary Defensive Investments. The Fund may vary its investment objectives and policies for temporary defensive purposes during periods in which the Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash. This variation in the Fund’s investment objectives and policies might negatively affect the Fund’s ability to achieve its investment objectives of current income.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND’S OPTION STRATEGY. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Primary Investment Types

The Fund may invest in, among other things, the type of securities and instruments described below.

U.S. Treasury Securities and U.S. Government Agency Securities. The Fund may invest in all U.S. Treasury securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, of any maturity. The Fund will invest at least 80% of its total assets in U.S. Treasury securities. For purposes of the Fund’s investments, U.S. Treasury securities are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and do not include U.S. Government Agency Securities.

U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government. Securities issued by such entities are generally not supported by the full faith and credit of the United States. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government

generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

Mortgage Backed Securities (“MBS”). MBS are mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund expects to invest typically in MBS that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, although privately issued MBS may also be held. MBS represent participation interests in pools of fixed-rate, hybrid and adjustable-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund may invest in mortgage loans that have had a history of refinancing opportunities (so called “seasoned MBS”). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The Adviser expects that under current market conditions many of the MBS, including seasoned MBS, held by the Fund will be premium bonds held at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain prepayment scenarios, the Fund will fail to recover the full amount of its investment in MBS purchased at a premium. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. The value of the Common Shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Fund. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS, which in turn would lengthen the duration of the Fund’s portfolio. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium, generally including seasoned MBS, may generate current income that exceeds market rates for comparable investments but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund’s net asset value per Common Share.

The Fund may invest in classes of collateralized mortgage obligations (“CMOs”) and various other MBS instruments. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors.

Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. Government.

Options—Generally. The Fund’s options activity may include writing (selling) call options on individual or baskets of portfolio securities held. The Fund may also purchase put options on individual or baskets of U.S. Treasury securities or U.S. Government Agency securities held in its portfolio to help protect against a decline in the value of its portfolio securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

The Fund may write “covered” call options. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. The Fund in limited circumstances may also sell “naked” call options. A “naked” call option is one in which the Fund does not own the underlying security on which the option is written, the potential loss of which could theoretically be unlimited. To the extent the Fund writes “naked” call options the Fund will segregate liquid assets as required under the 1940 Act. The Fund intends to settle all derivative transactions in cash.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment income. See “Federal Income Tax Matters.”

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles.

Index Options. The Fund may write (sell) written index call options. Index options are call options on a financial index such as the Barclays Capital U.S. Treasury Bond Index. The Fund will sell index call options that are exchange-listed or traded over-the-counter. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Call Options and Covered Call Writing. The Fund may employ an options strategy known as “covered call option writing,” which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date, depending on the style of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.

Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contract’s full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may modify its asset segregation policies in the future to comply with any changes in the asset coverage requirements articulated by the SEC and its staff. The Fund intends to settle all derivative transactions in cash.

OTC Options. The Fund may sell put and call options and/or options on futures on the over-the-counter (“OTC”) markets. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

Selling Options on Futures. In addition to writing call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may write call options on futures contracts based upon U.S. Treasury securities and U.S. Government Agency securities. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. The Fund’s use of such options on futures would be substantially similar to its use of options directly on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and involves substantially similar risks. Such options generally operate in the same manner as options written directly on the underlying securities. A futures contract is a contract to buy or sell a security at a specified price on a future date at a price agreed upon when the contract is made. A call option on a futures contract, in return for the premium paid to the seller, gives the buyer the right to assume a position in a futures contract at the specified exercise price at any time during the life of the contract. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds the exercise price of the call option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. As in the case of written call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may enter into closing purchase transactions to close out options written on index futures at any time prior to expiration.

Swaps—Generally. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving periodic payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.

The use of interest rate, total return, and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Other Interest Rate Transactions. In addition to the Fund’s Option Strategy as described herein, the Fund will invest in certain other derivative instruments (which are instruments that derive their value from another instrument, security or index) for purposes of gaining exposure to the desired portfolio duration as recommended by the Fund’s Sub-Adviser in connection with the Duration Strategy. This may be accomplished through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Collectively, all of the above are referred to as

“Interest Rate Transactions.” The Fund generally seeks to use Interest Rate Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Interest Rate Transactions to enhance potential gain, although the Fund will not enter into an Interest Rate Transaction to the extent such Interest Rate Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

Interest Rate Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction in an over-the-counter transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Interest Rate Transactions depends on the Adviser and Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Interest Rate Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Interest Rate Transactions are not otherwise available to the Fund for investment purposes. The use of Financial Leverage by the Fund, if any, may limit the Fund’s ability to use Interest Rate Transactions.

Additional Investment Techniques

The Fund may also invest in the securities and instruments as set forth below:

CMOs. Collateralized mortgage obligations (“CMOs”) are a type of mortgage-backed security that creates separate pools of pass-through rates for different classes of bondholders with varying maturities, called tranches. The CMO classes in which the Fund may invest include, but are not limited to, sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by either the U.S. Government (or one of its agencies or instrumentalities) or private issuers. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued on collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will normally be sufficient collateral to secure CMOs that remain outstanding. The Fund has no current intention of investing in “principal only” CMO classes or tranches.

Mortgage Rolls. The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the

Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be entered into a month or more before delivery is due. However, no payment or delivery until delivery is made or payment is received from the other party to the transaction.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction.

Portfolio Turnover. The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of the Core Portfolio between 25% and 75%. The Fund expects to maintain high turnover in call options and index call options, based on the Adviser’s intent to sell call options and index call options on a continuous basis on a substantial portion of the Fund’s holdings. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund’s rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Common Shareholders as ordinary income.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract or otherwise segregated to cover its exposures to certain derivative instruments.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

RISK FACTORS

No Operating History. The Fund is a diversified closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after the completion of the public offering. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities like other market investments may fluctuate. Because the Fund intends to sell call options on a continuous basis on substantially the full value of its portfolio holdings, the Fund’s appreciation potential from its investments in U.S. Treasury securities and U.S. Government Agency securities will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

Interest Rate Risk. The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. U.S. interest rates have recently been at or near their lowest levels in many years and there may be a greater than normal risk that interest rates will rise and cause the Fund’s portfolio to decline in value. A decline in the value of fixed-rate securities held by the Fund will not affect interest income received on such securities, but will be reflected in a decline of the Fund’s net asset value. Although the Adviser and the Sub-Adviser believe that the Duration Strategy may help to protect the value of the Core Portfolio from increases in interest rates and assist in adding excess return to the Core Portfolio during a decline in interest rates by opportunistically adjusting the portfolio duration up or down (as appropriate) to take advantage of these anticipated interest rate moves, there is no guarantee that the Fund’s Duration Strategy will work and correctly predict the movement of interest rates or will mitigate the impact of the Fund’s Option Strategy.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio’s current earnings rate. A decline in income could negatively affect the market price of the Common Shares.

Risk Associated with U.S. Government Securities and Agency Securities. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. U.S. Government Agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. Certain U.S. Government-sponsored enterprises are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk.

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Option Strategy Risk. The Fund will, through its Option Strategy, write (sell) call options on the Fund’s portfolio of U.S. Treasury securities and U.S. Government Agency securities and/or options futures on U.S. Treasury securities and U.S. Government Agency securities.

•

Risks Associated with Writing Call Options on Securities. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price of the call (net of the premium per share received on the call). Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. If the Fund is required to sell such portfolio securities and reinvest the proceeds in securities paying interest rates that are below the Fund’s current earnings, income from the Fund’s portfolio may decline.

The Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund may effect option transactions in over-the-counter markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Although the Fund will use bilateral collateral exchange agreements with all OTC counterparties, this does not eliminate the risks that a counterparty will default. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

•

Risks of Selling Index Call Options. The Fund may write (sell) written index call options. Index call options are call options on a financial index such as the Treasury Index. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash and does not involve the purchase or sale of securities, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The value of index call options may not correlate exactly with a change in the market value of the underlying securities which may impact the Fund’s NAV. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the exercise price of the call option, but retains the risk of loss should the value of the applicable index decline below the exercise price of the call (net of the premium per unit received on the call). When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of applicable index as of the valuation date over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

•

Exchange-Traded Options Risk. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser, the Sub-Adviser or their respective affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Duration Strategy Risk. The Fund will use the Duration Strategy in order to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Sub-Adviser’s research outlook. There are no assurances that the Fund’s Duration Strategy will be successful. The success of the Fund’s Duration Strategy depends significantly on the Sub-Adviser’s ability to accurately predict interest rate movements and to adjust the Fund’s portfolio correctly and in a timely manner.

•

Quantitative Model Risk. The Duration Strategy is highly dependent on proprietary quantitatively-based models that have been researched, developed and utilized by the Sub-Adviser to evaluate the interest rate environment, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser or Sub-Adviser). The Sub-Adviser’s models employ assumptions that abstract a limited number of variables from complex financial markets which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into the Sub-Adviser’s models, or are incorporated inaccurately, losses could result. The outputs of the Sub-Adviser’s models may differ substantially from the reality of the markets.

•

Derivatives Risk. The Adviser will implement the Duration Strategy in consultation with the Sub-Adviser through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying reference or valuation instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, certain common provisions in OTC derivative instruments give the counterparty the right to terminate any such contract between it and the Fund, upon the occurrence of certain events with respect to the Fund, including, for example, the decline of the Fund’s NAV below a specified level over a given time period or the departure of certain key persons at the Fund. Factors that may contribute to such a NAV decline (which usually must be substantial) include a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies).

Mortgage-Backed Securities (“MBS”) Risk. The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund’s income distributions because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund’s portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Common Shares can also be adversely affected by erosion in premiums on MBS held. Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC, provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

Prepayment Risk. The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk. Extension risk is the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Obligations issued or guaranteed by the U.S. Treasury are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.

Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Income Risk. The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and Common Shareholders’ income from the Fund, would likely decline as well. Income risk is greater for this Fund than for a fund that does not write (sell) covered calls. If prevailing market interest rates decline causing the market value of the Fund’s existing portfolio of securities to rise above the exercise price of the calls written by the Fund, the Fund would likely not be able to realize the increase in the value of its existing portfolio of securities to buy additional securities and maintain its level of income. In addition, the income received from selling call options is a function of (among other factors) the level of interest rate volatility. In general, all else equal, higher levels of interest rate volatility will result in higher premiums received for selling calls and thus increased income for Fund Common Shareholders. Conversely, lower levels of volatility will result in lower premiums and therefore less income.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investment will be worth less in the future as inflation decreases the value of money. Recent significant increases in the price of oil, natural gas and other petroleum products may have an inflationary effect on the economy and increase inflation risk. As inflation increases, the real, or inflation adjusted, value of the Fund’s Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

U.S. Dollar Risk. A weakening of the value of the U.S. dollar relative to the currencies of other developed countries may cause foreign demand for U.S. Treasury securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest rates rise, the value of the Fund’s fixed income securities can be expected to decline and will be reflected in a decline in the Fund’s net asset value.

Futures Transactions Risk. Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.

Swaps Risk. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund’s return, the Fund may enter into interest rate or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund’s potential for loss is greater if it does not own the security that it is short selling.

Correlation Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. To the extent there is a lack of correlation, movement in the securities, indices or interests rates underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s Option Strategy involves the risk that the changes in value if the securities or indices underlying the written call option positions will not correlate closely with changes in the market value of the securities held by the Fund The Fund’s Duration Strategy presents the opportunity for differences in correlation between the Fund and the underlying markets based on interest rate movements and the losses from the Duration Strategy may be greater than gains generated by the Fund and the options premiums received.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) cause the Fund to recognize income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (iv) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (v) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, and (vi) produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC. Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

Liquidity of Investments Risk. Liquidity of a security or instrument relates to the ability to easily dispose of the security or instrument and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities or investments may trade at a discount from comparable, more liquid investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund’s investment objectives. The success of the Fund also depends, in part, upon the advice given by the Sub-Adviser with respect to the Fund’s Duration Strategy. There is no assurance that the Adviser, the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by the Adviser, the Sub-Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Market Disruption. The war in Iraq, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and elsewhere. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement respectively (as defined below), is the responsibility of the Fund’s Board of Trustees. There are twelve (12) Trustees of the Fund. Two (2) of the Trustees are “interested persons” (as defined in the 1940 Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations are set forth under “Management of the Fund” in the Statement of Additional Information.

The Adviser

Federated Investment Management Company (“FIMC” or the “Adviser”), a wholly-owned subsidiary of Federated Investors, Inc. (“Federated”) and an SEC registered investment adviser, acts as the Fund’s investment adviser. The Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated is one of the largest investment managers in the United States, managing $392.3 billion in assets as of September 30, 2009. With 150 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,300 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated is the control person of the Adviser.

The Fund’s portfolio manager is Donald T. Ellenberger who is responsible for the overall management of the Fund’s investments. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager. He is also currently Co-Head of the government/mortgage-backed fixed income groups of Federated. He served as a Vice President of the Fund’s Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his B.A. from Pennsylvania State University and an M.B.A. in Finance from Stanford University.

The Sub-Adviser

Dix Hills Partners, LLC (“Dix Hills” or the “Sub-Adviser”) has been engaged by FIMC to act as the Fund’s Sub-Adviser and to provide investment advisory services to the Adviser with respect to the Duration Strategy. The Sub-Adviser’s address is 50 Jericho Quadrangle, Suite 117, Jericho, NY 11753. Dix Hills is an SEC registered investment adviser and Commodity Trading Adviser (CTA), managing over $800 million in overall assets as of October 31, 2009. With four hedge funds and separately managed accounts in a focused set of investment strategies revolving around Dix Hills’ proprietary interest rate forecasting research, Dix Hills provides institutional and high net worth investors with investment management services. Federated Global Investment Management Corp., an affiliate of FIMC, holds a minority non-voting interest in Dix Hills as of December 1, 2009.

Joseph A. Baggett, CFA, provides investment advice to the Fund with respect to the Duration Strategy. Mr. Baggett is a founder, Managing Member and Senior Portfolio Manager for Dix Hills. Mr. Baggett is responsible for developing the quantitative approach Dix Hills uses in generating their interest rate direction forecast and the subsequent implementation of the duration position. For the Fund, Mr. Baggett will work closely with the Adviser in implementing the Duration Strategy.

Prior to starting Dix Hills in early 2003, Mr. Baggett served as Executive Director, Quantitative Investments Group, UBS Global Asset Management in New York. At UBS, Mr. Baggett was senior portfolio manager/research analyst for the quantitatively driven investment strategy group that managed over $6 billion in assets. Additionally, Mr. Baggett was also a member of the Portfolio Management Team for UBS Tactical Allocation Fund, a $3 billion, fully flexible mutual fund that allocated between stocks (S&P 500), bonds (intermediate-term Treasury notes) and cash on the basis of a quantitatively-driven market valuation model. He has extensive experience in other traditional quantitative disciplines as well, including portfolio optimization, indexation, stock selection models, performance attribution/analysis, risk management and securities and derivatives trading. Prior to UBS Asset Management, Mr. Baggett worked as an Economist at PaineWebber, Inc., as part of a three-person unit that produced the firm’s U.S. economic growth, inflation and interest rate outlooks. Prior to PaineWebber, Mr. Baggett worked at the Federal Reserve Bank of New York as an Assistant Economist, Domestic Financial Markets Division. Mr. Baggett holds a B.A. in Economics from Columbia University (1989 Summa Cum Laude, Phi Beta Kappa).

The Dix Hills interest rate forecasting approach is based on a dynamic investment methodology developed to exploit the near-term predictability of interest rate movements. Its foundation is a quantitative research discipline that uses precise, widely available, macroeconomic valuation and technical variables to forecast the movement of interest rates. Over 40 years of data were researched in developing this proprietary methodology, which will be used to adjust the Fund’s duration on a monthly basis.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Advisory Agreement

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Adviser will receive an annual fee in a maximum amount equal to 0.85% of the average daily value of the Fund’s total Managed Assets (the “Management Fee”). For these purposes, “Managed Assets” means the total assets of the Fund (including recorded assets attributable to any preferred shares and/or borrowings from a credit facility that may be outstanding), minus the sum of accrued liabilities (other than debt representing preferred shares and/or borrowings from a credit facility). The Adviser has contractually agreed to waive or reimburse to the Fund the amount, not to exceed the amount of the advisory fee, by which the Fund’s aggregate annual operating expenses (including the advisory fee but, excluding acquired fund fees and expenses, if any) exceed 1.05%.

In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Investment Sub-Advisory Agreement

Pursuant to the terms of the subadvisory agreement between the Adviser and the Sub-Adviser, the Adviser (and not the Fund) will pay the Sub-Adviser a fee for providing investment advisory services to the Fund (the “Sub-Advisory Fee”).

The Sub-Adviser will be compensated by the Adviser from the Management Fee it receives in an amount equal to: (1) 0.425% of average daily managed assets of the Fund if total assets raised in the initial public offering are between $0 to $200,000,000; or (2) 0.3825% of average daily managed assets of the Fund if total assets raised in the initial public offering are $200,000,001 or greater.

For a discussion of the Board’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement, please refer to the Fund’s semi-annual shareholder report to be dated May 31, 2010.

Administrative Agreement

Federated Services Company (“the Administrator”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Administrator currently receives no compensation for providing administrative services to the Fund.

LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, within this section, “Federated”) and various Federated funds (“Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that FIMC, an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of

Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s Web site at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, including the Fund, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased fund redemptions, reduced sales of fund shares or other adverse consequences for the Funds.

DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders. The distributions paid by the Fund for any particular month may be more or less than the amount of income available for distribution from that month. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value. The amount of each monthly distribution will vary. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy will change. In its distributions, the Fund intends to include amounts attributable to the receipt of option premiums. In certain circumstances, the Fund’s distribution policy may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. The Board may modify its distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See “Federal Income Tax Matters.”

The net investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund’s net investment income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund’s net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. The Fund intends to apply for exemptive relief under Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) in order to permit the Fund to distribute long-term capital gains with respect to Common Shares up to twelve (12) times per year. There is no guarantee the Fund will receive such exemptive relief; however, the Fund is able to maintain its operations and meet its investment objectives in the event such exemptive relief is not granted.

The Fund’s distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax rates for individual taxpayers.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings or profits, but represents a return of part of the Common Shareholder’s investment. When you receive a distribution, unless otherwise specified, you should not assume that such distribution is sourced solely from the net profits of the Fund. Such distribution may contain a substantial return of capital component. The written notice that accompanies a distribution will be calculated and based on financial accounting methods as well as being based on estimates made at the time of the distribution. Therefore, the characterization of such distributions will likely differ from the final year-end tax characterization of the distributions. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

See “Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to Common Shareholders may be automatically reinvested in shares of Common Shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. The Fund may elect to retain net capital gains and pay federal income tax at regular corporate rates with respect to such gain.

The Fund will distribute each year all or substantially all of its net investment income, which consists of all dividends and interest income (including tax-exempt interest) accrued on portfolio investments, short-term capital gain (including short-term gains on terminated options positions, 40% of gains on 1256 contracts and gains on the sale of portfolio investments held one year or less) in excess of long-term capital loss and less all expenses of the Fund. Distributions of net investment income generally are taxable to Common Shareholders as ordinary income. The Fund may also distribute all or a portion of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund’s net capital gain (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after the adjusted tax basis has been reduced to zero, will constitute capital gains to the Shareholder. See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). The Fund’s distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax rates for individual taxpayers.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Certain transactions entered into by the Fund (including the Fund’s transactions in options) are subject to special and complex tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (e) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (f) convert long-term capital gain into short-term capital gain or ordinary income, (g) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (h) produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC.

Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code.

The taxation of options such as the Fund expects to write and purchase is governed by Section 1234 of the Code. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

As discussed above, the Fund may sell OTC options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds a security and an offsetting option with respect to such security or substantially identical securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of securities at a loss in a case in which identical or substantially identical securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% through 2010 for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (28% through 2010).

The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. This summary does not represent a detailed description of the federal income tax consequences applicable to Common Shareholders if they are subject to special treatment under the federal income tax laws (including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes). In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any pending or proposed tax law changes.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by Computershare Limited (the “Plan Administrator”), the administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Common Shares are registered in your name or by contacting your bank, broker or other entity if your Common Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (each, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the cash equivalent in Common Shares. Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (1) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (2) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or less than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount less brokerage commissions in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next “ex-dividend” date for the Common Shares or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. Therefore, Open-Market Purchases can only be made during the period from the payment date at each dividend until the next ex-dividend date for Common Shares, a period at approximately 10 days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date.

Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $.12 per share sold brokerage commission.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Limited, P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust organized under the laws of the State of Delaware on July 11, 2007 by a Certificate of Trust pursuant to an Agreement and Declaration of Trust effective as of July 11, 2007 (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act, the terms of any future borrowings or the issuance of preferred shares may limit the payment of distributions to the Common

Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any personal liabilities of the Fund, and together with the Fund’s By-laws, indemnifies shareholders against any such liability.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares, as prescribed by the 1940 Act. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. See “Federal Income Tax Matters.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the

1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund’s Board if only one dividend on the preferred shares is in arrears.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

Credit Facility/Commercial Paper Program

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program (“Program”), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowings the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets, including the amount borrowed). The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Effects of Possible Future Leverage

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to the Adviser will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Repurchase of Common Shares and Other Discount Methods

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with the Adviser, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, if any, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities are made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

UNDERWRITING

Wells Fargo Securities, LLC, UBS Securities LLC and Raymond James & Associates, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares
Wells Fargo Securities, LLC
UBS Securities LLC
Raymond James & Associates, Inc.
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Morgan Keegan & Company, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Maxim Group LLC
Wedbush Morgan Securities Inc.
Wunderlich Securities, Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                          . The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

The Adviser (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC and Raymond James & Associates, Inc. from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            . If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC will not exceed     % and             %, respectively, of the gross offering proceeds.

The Adviser (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting the Adviser in structuring and organizing the Fund in the amount of $            . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed             % of the gross offering proceeds.

The Adviser (and not the Fund) may also pay certain qualifying underwriters a sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriters’ additional compensation payments by the Adviser described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than 9% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to                  additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund, the Adviser and the Sub-Adviser have agreed that, for a period of 180 days from the date of this Prospectus, the Fund will not, without the prior written consent of Wells Fargo Securities, LLC, on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Investment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund has been approved for listing of the Common Shares on the NYSE, subject to notice of issuance, under the symbol “FTT.”

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Shares.

Paid by Fund
	No Exercise	Full Exercise
Per Common Share	$	$

Total	$	$

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of

Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser and Subadviser and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, the Adviser or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, Tower 3, 5th Floor, St. Petersburg, FL 33716.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”) is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. BNY Mellon maintains the Fund’s general ledger and computes net asset value per share daily.

Computershare Limited, P.O. Box 43011, Providence, RI 02940-3011, is the transfer agent and dividend disbursing agent of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. K&L Gates LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of                         ,                         , Delaware.

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities Exchange Commission. The complete Registration Statement may be obtained from the Securities Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-341-7400.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND’S PRIVACY POLICY

Federated recognizes that you expect us to protect both your assets and your financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Federated policy that governs the handling of your information, how Federated obtains information, how that information is used and how it is kept secure.

Information Federated Receives

Federated may receive nonpublic personal information about you from the following sources:

•

We may receive information from you or from your financial representative on account applications, other forms or electronically. Examples of this information may include your name, address, Social Security Number, assets and income.

•

We may receive information from you or from your financial representative through transactions, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

Except as described below, Federated does not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for Federated’s use only. If you decide to close your account(s) or become an inactive customer, we will adhere to these privacy policies and practices.

Federated will not disclose consumer information, account numbers, access numbers, or access codes for credit cards, deposit, or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail, or other marketing purposes.

Federated limits the sharing of nonpublic personal information about you with financial or non-financial companies or other entities, including companies affiliated with Federated, and other, nonaffiliated third parties, to the following exceptions:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared to protect you against fraud or with someone who has a legal or beneficial interest, such as your power of attorney, or in response to a subpoena.

•	We may disclose some or all of the information described above with companies that perform marketing or other services on our behalf.

For example, we may share information about you with the financial intermediary (bank, investment adviser, or broker-dealer) through whom you purchased Federated products or services, or with providers of marketing, legal, accounting, or other professional services.

This is only a summary of the Fund’s privacy policy, for more information and copy of the complete privacy policy, please call 1-800-341-7400.

Until                      , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Federated Enhanced Treasury Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

                     , 2010

Wells Fargo Securities

UBS Investment Bank

Raymond James

Janney Montgomery Scott LLC

Ladenburg Thalmann & Co. Inc.

Morgan Keegan & Company, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC

Maxim Group LLC

Wedbush Morgan Securities Inc.

Wunderlich Securities

G34124-12

SUBJECT TO COMPLETION December 23, 2009

STATEMENT OF ADDITIONAL INFORMATION

                         , 2010

FEDERATED ENHANCED TREASURY INCOME FUND

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

1-800-341-7400

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF FEDERATED ENHANCED TREASURY INCOME FUND (THE “FUND”) DATED                         , 2010, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-341-7400.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objectives.

U.S. Treasury Securities. As described in the Prospectus, the Fund will invest primarily in U.S. Treasury securities. U.S. Treasury securities are direct obligations of the government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. Government Agency Securities. As described in the Prospectus, the Fund may also invest up to 20% of its net assets in U.S. Government Agency securities. U.S. Government Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSEs receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as U.S. Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks. The Fund expects to invest typically in mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, although privately issued mortgage-backed securities may also be held. Certain government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), provide a guarantee as to timely payment of principal and interest for mortgage-backed securities each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.

Securities lending

As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash

2

collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, but the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Temporary investments

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Investment restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as defined in the Investment Company Act of 1940 (the “1940 Act”) and used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

3

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. Government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

With regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

4

TRUSTEES AND OFFICERS

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. As used in this SAI, Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”) and is a wholly owned subsidiary of Federated Investors, Inc. (“Federated”).

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years and Other Directorships Held
Interested Trustees
John F. Donahue* Birth Date: July 28, 1924	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Date of Birth: April 11, 1949	President and Trustee	Since 8/17/07

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

5

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years and Other Directorships Held
Independent Trustees
John T. Conroy, Jr. Date of Birth: June 23, 1937	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Date of Birth: September 3, 1939	Trustee	Since 8/17/07

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Date of Birth: March 5, 1943	Trustee	Since 8/17/07

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Maureen Lally-Green Date of Birth: July 5, 1949	Trustee	Since August 2009

Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Positions: Pennsylvania Superior Court Judge.

6

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years and Other Directorships Held
Peter E. Madden Date of Birth: March 16, 1942	Trustee and Chairman of the Board of Trustees	Since 8/17/07

Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Date of Birth: April 10, 1945	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Audit Committee of the Federated Fund Board of Directors or Trustees; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Date of Birth: February 4, 1938	Trustee	Since January 2008

Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

7

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years and Other Directorships Held
Thomas M. O’Neill Date of Birth: June 14, 1951	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

John S. Walsh Date of Birth: November 28, 1957	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Date of Birth: October 12, 1938	Trustee	Since 8/17/07

Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years
John W. McGonigle Date of Birth: October 26, 1938	Executive Vice President and Secretary	Since 8/17/07	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

8

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Date of Birth: December 25, 1963	Treasurer and Principal Financial and Accounting Officer	Since 8/17/07

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Brian P. Bouda Date of Birth: February 28, 1947	Chief Compliance Officer and Senior Vice President	Since 8/17/07	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Richard B. Fisher Date of Birth: May 17, 1923	Vice Chairman	Since 8/17/07

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Date of Birth: April, 26, 1963	Chief Investment Officer and Vice President	Since 8/17/07	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

9

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Function	Meeting Held Since Fund’s Inception.
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.

Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider

10

Board Committee	Committee Members	Committee Function	Meeting Held Since Fund’s Inception.
such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

Share ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Federated Funds overseen by the Trustee as of                      , 200    .

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Federated Fund Complex
Interested Trustees
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000

Independent Trustees
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None
Peter E. Madden	None	Over $100,000
R. James Nicholson	None
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	Over $100,000

As of December 31, 200 , no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser, Federated Securities Corp., Federated or                     or any person controlling, controlled by or under common control with the Adviser or Federated.

During the calendar years ended December 31, 200 and December 31, 200 , no Independent Trustee (or their immediate family members) had:

1. Any direct or indirect interest in the Adviser, Federated Securities Corp., Federated or                     or any person controlling, controlled by or under common control with the Adviser, Federated Securities Corp. or Federated;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund or any Fund; (ii) another fund managed by the Adviser or Federated, distributed by Federated Securities Corp., or                     or a person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp. or                     ; (iii) the Adviser, Federated, Federated Securities Corp. or                     ; (iv) a person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp. or                     ; or (v) an officer of any of the above; or

11

3. Any direct or indirect relationship with (i) the Fund or any fund; (ii) another fund managed by the Adviser or Federated or distributed by Federated Securities Corp.; or a person controlling, controlled by or under common control with the Adviser, Federated or Federated Securities Corp.; (iii) the Adviser, Federated or Federated Securities Corp.; (iv) a person controlling, controlled by or under common control with the Adviser or Federated Securities Corp.; or (v) an officer of any of the above.

During the calendar years ended December 31, 200 and December 31, 200 , no officer of the Adviser, Federated or Federated Securities Corp., or any person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp., or                     served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Federated organization receives no compensation from the Fund.) Officers of the Fund who are not Trustees of the Fund receive no compensation from the Fund. During the Fund’s fiscal year ending , 2010, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 200 , the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Federated fund complex(1).

Source of Compensation
Name of Trustee	Fund*	Fund Complex
John F. Donahue
J. Christopher Donahue
John T. Conroy, Jr
Nicholas P. Constantakis
John F. Cunningham
Maureen Lally-Green
Peter E. Madden
R. James Nicholson
Charles F. Mansfield, Jr
Thomas M. O’Neill
John S. Walsh
James F. Will

*	Estimated
(1)	As of , 2010, the Federated fund complex consisted of registered investment companies or series thereof.

Proxy Voting Policies and Procedures. The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies. The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

12

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures. The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser’s proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest. The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the

13

Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report. A report on “Form N-PX” of how the Fund votes any proxies for the period from the date of this offering ending June 30, 2010 will be available through Federated’s website. Go to www.federatedinvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Because the Fund plans to invest in U.S. Treasury securities and U.S. Government Agency debt securities, it does not expect to vote any proxies.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser. The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser is a wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). Federated is one of the largest investment managers in the United States, managing $392.3 billion in assets as of September 30, 2009. With 150 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,300 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

The Advisory Agreement with the Adviser continues in effect for an initial two year period until                      , 2012, and from year to year so long as such renewal is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. Each agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

14

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.85% of the average daily managed assets of the Fund. The Adviser has contractually agreed to reimburse the Fund to the extent total Fund expenses exceed 1.05% annually (excluding acquired fund fees and expenses, if any). Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

The Sub-Adviser. Dix Hills Partners, LLC (“Dix Hills” or the “Sub-Adviser”) acts as the Fund’s investment sub-adviser and acts as discretionary investment adviser with respect to the Fund’s duration strategy (the “Duration Strategy”) pursuant to a sub-advisory agreement between the Adviser and Dix Hills (the “Sub-Advisory Agreement”). Dix Hills, a Delaware limited liability company, was founded in 2003 by Joseph A. Baggett. The Sub-Adviser provides its proprietary interest rate forecasting research to the Fund. Dix Hills’ principal office is located at 50 Jericho Quadrangle, Suite 117, Jericho, NY 11753. As of October 31, 2009, Dix Hills had over $800 million of assets under management.

Under the terms of its Sub-Advisory Agreement, Dix Hills shall act as discretionary investment adviser with respect to the Fund’s Duration Strategy, all subject to the supervision and direction of the Fund’s Board of Trustees and the Adviser. The Sub-Adviser’s duties under the Sub-Advisory Agreement are limited to providing recommendations to the Adviser with respect to the Duration Strategy. The Sub-Adviser shall have no authority pursuant to the Sub-Advisory Agreement to directly implement the Duration Strategy recommendations on behalf of the Fund, including the purchase and sale of securities or derivatives on behalf of the Fund and related implementation, unless otherwise requested or required by the Adviser or the Fund. Upon request of the Adviser the Sub-Adviser shall be permitted to execute derivative transactions for the Fund exclusively for purposes of the Duration Strategy. Pursuant to the terms of the Sub-Advisory Agreement between the Adviser and Dix Hills, the Adviser (and not the Fund) will pay Dix Hills a fee for providing investment advisory services to the Fund (the “Sub-Advisory Fee”).

Dix Hills will be compensated by the Adviser from the investment advisory fee it receives in an amount equal to: (1) 0.425% of average daily managed assets (as defined in the prospectus) of the Fund if total assets raised in the initial public offering are between $0 to $200,000,000; or (2) 0.3825% of average daily managed assets (as defined in the prospectus) of the Fund if total assets raised in the initial public offering are $200,000,001 or greater.

The Sub-Advisory Agreement with Dix Hills continues until                      , 2012 and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares or by Dix Hills upon 3 months notice. As discussed above, Federated may terminate the Sub-Advisory Agreement with Dix Hills and directly assume responsibility for the services provided by Dix Hills upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with Dix Hills provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Dix Hills is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers. The portfolio managers of the Fund are Donald Ellenberger of Federated Investment Management Company and Joseph A. Baggett of Dix Hills. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of August 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the

15

accounts managed within each category. None of the Accounts has an advisory fee that is based on the performance of the account.

	Total Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees
Donald Ellenberger
Registered Investment Companies	7	$ 2,217.193 million	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	16	$ 2,043.622 million	0	$ 0

Joseph A. Baggett
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	4	$ 91 million	4	$ 91 million
Other Accounts	27	$ 717 million	19	$ 340 million

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

Donald Ellenberger (Federated Investment Management Company): is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund’s benchmark (i.e. the Barclays Capital U.S. Treasury Bond Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund’s designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. In addition, Mr. Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is based on Federated’s senior management’s assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers. Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health. In making this assessment, Federated’s senior management considers the following factors: growth of the portfolio manager’s funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager’s Department, and Departmental expense senior management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management’s judgment. The financial success score is lowered if Federated’s overall financial targets are not achieved.

16

In addition, Mr. Ellenberger was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Joseph A. Baggett (Dix Hills): Joseph Baggett is a founding shareholder of Dix Hills. Mr. Baggett’s compensation has two primary components: (1) a base salary and (2) a percentage of the net profits of the firm paid out quarterly. Additionally, cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the December 31 fiscal year of Dix Hills. Salary, and more appropriately, profit participation is influenced by the operating performance of Dix Hills and may fluctuate substantially from year to year based on changes in financial performance.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in portfolio manager’s group.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

Code of ethics

As required by SEC rules, the Fund, its Adviser and Sub-Adviser has each adopted a code of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Common Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

The code of ethics of the Fund, its Adviser and Sub-Adviser, respectively, can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

17

Administrator. Federated Services Company (the “Administrator”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Administrator currently receives no compensation for providing administrative services to the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such renewal is approved at least annually by the vote of a majority of the Fund’s Trustees.

DETERMINATION OF NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than daily, generally on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The Fund’s net asset value per Common Share is determined by The Bank of New York Mellon (“BNY Mellon”), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

A Common Share’s net asset value is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the net asset value by valuing its assets, subtracting its liabilities, and dividing the balance by the number of Common Shares outstanding. The net asset value is calculated to the nearest whole cent per Common Share.

In calculating its net asset value, the Fund generally values investments as follows:

Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than sixty days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

Fixed-income securities and repurchase agreements acquired with remaining maturities of sixty-days or less are valued at their amortized cost as described below.

Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.

Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.

Shares of other funds are valued based upon their reported net asset values. The prospectuses for these funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the net asset value is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s net asset value. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Non-investment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The net asset value calculation includes expenses, dividend income, interest income and

18

other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

The Fund follows procedures that are common in the fund industry regarding errors made in the calculation of its net asset value. This means that, generally, the Fund will not correct errors of less than one cent per Common Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values

Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a discount), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a premium), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts.

Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of

19

investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded, (2) information provided by dealers or investment analysts regarding the investment or the issuer, (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (4) publicly announced transactions (such as tender offers and mergers) involving the issuer, (5) comparisons to other investments or to financial indices that are correlated to the investment, (6) with respect to fixed-income investments, changes in market yields and spreads, (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension, and (8) other factors that might affect the investment’s value.

The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S. traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

20

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in Fair Valuation Procedures. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

PORTFOLIO TRADING

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code); and

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

21

Distributions of net investment income (which consists of all dividends and interest income (including tax-exempt interest) accrued on portfolio investments, short-term capital gain (including short-term capital gains on terminated options positions, 40% of gains on 1256 contracts and gains on the sale of portfolio investments held one year or less) in excess of long-term capital loss and less all expenses of the Fund) generally are taxable to Common Shareholders as ordinary income. The Fund may also distribute all or a portion of its any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund’s net capital gain (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after the adjusted tax basis has been reduced to zero, will constitute capital gains to the Shareholder. See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholder of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the Common Shareholder) on December 31 of the year declared.

In order to avoid incurring a nondeductible 4% federal excise tax obligation on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Because the Fund will invest substantially in interest-bearing securities rather than in the stock of domestic corporations, dividends paid by the Fund are generally not expected to qualify either for the reduced income tax rate applicable to qualified dividend income paid to individual taxpayers or for the dividends received deduction generally available to corporate taxpayers.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

22

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Certain transactions entered into by the Fund (including the Fund’s transactions in options) are subject to special and complex tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) cause the Fund to recognize income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (e) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, and (f) produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC. Option premiums received by the Fund generally (except for those subject to the mark to market treatment referred to below) will be recognized upon exercise, lapse or other disposition of the option and generally will result in either short-term capital gain or loss. Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code.

The taxation of options such as the Fund expects to write and purchase is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

As discussed above, the Fund may sell OTC options and may purchase and sell futures and options on futures. In the case of any Fund transactions involving listed non-equity options, futures, or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a

23

taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds a security and an offsetting option with respect to such security or substantially identical securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of securities at a loss in a case in which identical or substantially identical securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

24

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% (through 2010) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at the current rate of up to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion does not represent a detailed description of the federal income tax consequences applicable to Common Shareholders if they are subject to special treatment under the federal income tax laws (including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes). In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

25

State and local taxes

Common Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware business trust.” The Fund’s Declaration of Trust provides that the Trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Board of Directors of Federated Enhanced Treasury Income Fund

We have audited the accompanying statement of assets and liabilities of Federated Enhanced Treasury Income Fund (the “Fund”) as of December 16, 2009. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Federated Enhanced Treasury Income Fund at December 16, 2009, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST& YOUNG LLP

Boston, Massachusetts

December 18, 2009

27

FEDERATED ENHANCED TREASURY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 16, 2009

ASSETS
Cash	$100,000
Deferred offering costs	$200,000

Total Assets	$300,000

LIABILITIES
Deferred offering costs payable	$(200,000)

Total Liabilities	$(200,000)

Net Assets applicable to 5,236 shares of $0.01 par value common shares outstanding	$100,000

Net asset value per common share outstanding, $100,000/5,236	$19.10
Offering price per common share outstanding, (100/95.5 of $19.10)	$20.00

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Federated Enhanced Treasury Income Fund (the “Fund”) was organized as a Delaware Business Trust on July 11, 2007. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income, with total return as a secondary objective. The Fund has had no operations to date other than matters relating to its organization and registration under the Investment Company Act of 1940, as amended, and the sale and issuance to Federated Investment Management Company (the “Adviser”), a wholly owned subsidiary of Federated Investors, Inc., of 5,236 common shares of beneficial interest at an aggregate purchase price of $100,000.

2.	Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

3.	Investment Strategy and Valuation

Under normal market conditions, the Fund’s investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income; (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums; and (3) actively managing the duration of the Fund’s portfolio in an attempt to generate additional returns versus the Barclays Capital U.S. Treasury Bond Index.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an

29

investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•

Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) call options on a portion of the value of the Fund’s total assets under normal market conditions. Writing call options is a specialized investment practice that involves certain related risks and tax consequences. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

30

4.	Investment Adviser and Related Parties

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Adviser will, upon commencement of operations of the Fund, receive an annual fee in a maximum amount equal to 0.85% of the average daily value of the Fund’s Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage).

The Adviser has contractually agreed to waive or reimburse to the Fund the amount, not to exceed the amount of the advisory fee, by which the Fund’s aggregate annual operating expenses (including the advisory fee) exceed 1.05%.

Pursuant to a sub-advisory agreement between the Adviser and Dix Hills Partners, LLC (the “Sub-Adviser”), the Sub-Adviser receives an annual fee from the Adviser in an amount equal to the following as a percentage of average daily managed assets:

Assets Raised in IPO	Fee Paid to Sub-Adviser
$0 to $200,000,000	0.425%
$200,000,001 and over	0.3825%

The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Federated Administrative Services (“FAS”), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS currently receives no compensation for providing administrative services to the Fund.

5.	Organization Expenses and Offering Costs

Based on an estimated Fund offering of 5,000,000 shares, organization expenses and offering costs are estimated to be $596,217. The Advisor has agreed to pay i) all organizational expenses; and ii) the amount by which the aggregate of all of the Fund’s offering costs (other than sales load) exceed $0.04 per share. Such amount to be paid by the Adviser is $396,217. The Fund will pay offering costs estimated at $200,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

6.	Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, by distributing substantially all of its investment company taxable income and long term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

7.	Subsequent Events

Management has evaluated subsequent events through December 18, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

31

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S (S&P) LONG-TERM ISSUE CREDIT RATING DEFINITIONS

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM CORPORATE OBLIGATION RATINGS

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

WR—When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

NR—is assigned to an unrated issuer, obligation and/or program.

NAV—An issue that Moody’s has not yet rated is denoted by the NAV symbol.

FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

MOODY’S SHORT-TERM RATINGS

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS SHORT-TERM RATING DEFINITIONS

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A.M. BEST LONG-TERM DEBT RATINGS

An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS

An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK

A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive—Indicates possible rating upgrade due to favorable financial/market trends relative to current rating level.

Negative—Indicates possible rating downgrade due to unfavorable financial/market trends relative to current rating level.

Stable—Indicates low likelihood of a rating change due to stable financial/market trends.

Federated Enhanced Treasury Income Fund

Statement of Additional Information

                         , 2010

Adviser

Federated Investment Management Company

Federated Investors Tower, 1001 Liberty Avenue,

Pittsburgh, PA 15222-3779

Sub-Adviser

Dix Hills Partners, LLC

50 Jericho Quadrangle

Suite 117

Jericho, NY 11753

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Limited

P.O. Box 43011, Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:

Not applicable.

Included in Part B:

Independent Auditor’s Report

Statement of Assets and Liabilities

Notes to Financial Statement

________________________________

(2)	EXHIBITS:

(a) (1) Certificate of Trust, dated July 11, 2007, is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-144682 and 811-22098) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on July 19, 2007 (Accession No. 0000898432-07-000587) (“Initial Registration Statement”).

(2) Form of Declaration of Trust is incorporated herein by reference to the Registrant’s Initial Registration Statement.

(b) Form of By-Laws is incorporated herein by reference to the Registrant’s Initial Registration Statement.

(c) Not applicable.

(d) Form of Specimen Certificate for Common Shares of Beneficial Interest filed herewith.

(e) Form of Dividend Reinvestment Plan to be filed by amendment.

(f) Not applicable.

(g) (1) Form of Investment Advisory Agreement with Federated Investment Management Company filed herewith.

(2) Form of Sub-Advisory Agreement with Dix Hills Partners, LLC filed herewith.

(h) (1) Form of Underwriting Agreement filed herewith.

(2)	Form of Master Agreement among Underwriters filed herewith.

(i) Not applicable.

(j) Custodian Agreement with the Bank of New York Mellon, to be filed by amendment.

(k) (1) Transfer Agency Agreement with Computershare Limited to be filed by amendment.

(2)	Administrative Services Agreement with Federated Administrative Services to be filed by amendment.

(3)	Fee Waiver and Organizational and Expense Reimbursement Agreement to be filed by amendment.

(4)	Form of Additional Compensation Agreement with Wells Fargo Securities, to be filed by amendment.

(l) Opinion and consent of K&L Gates LLP as to Registrant’s Common Shares to be filed by amendment.

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm filed herewith.

(o) Not applicable.

(p) Subscription Agreement filed herewith.

(q) Not applicable.

(r) (1) Code of Ethics for Access Persons for Federated Investors, Inc., effective January 1, 2007, is incorporated herein by reference from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N- 1A filed with the Commission on February 25, 2005. (File Nos. 33-31602 and 811-5950).

(2)	Code of ethics for Dix Hills Partners, LLC, filed herewith.

(s) (1) Power of Attorney dated September 19, 2007 is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Fund’s registration statement on Form N-2 (File Nos. 333-144682 and 811-22098) filed with the Securities and Exchange Commission on November 18, 2009 (Accession No. 0000898432-09-001384) (“PEA No. 1”).

(2)	Power of Attorney dated August 14, 2009 incorporated herein by reference to PEA No. 1.

(3)	Power of Attorney dated January 9, 2008 incorporated herein by reference to PEA No. 1.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement filed herewith.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
FINRA Filing Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of December 23, 2009 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

The Registrant’s Declaration of Trust and By-Laws filed in the Initial Registration Statement contain and the Form of Underwriting filed herein contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such court.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For a description of the other business of the investment adviser, see the section entitled “Management of the Fund” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under “Trustees and Officers.” The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer and Trustee	John B. Fisher

Vice Chairman:	William D. Dawson, III

Senior Vice Presidents

Todd Abraham

J. Scott Albrecht

Joseph M. Balestrino

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Susan R. Hill

Robert M. Kowit

Jeffrey A. Kozemchak

Mary Jo Ochson

Ihab Salib

Paige Wilhelm

Vice Presidents	G. Andrew Bonnewell Hanan Callas

Jerome Conner

James R. Crea, Jr.

Karol Crummie

Lee R. Cunningham, II

B. Anthony Delserone, Jr.

Bryan Dingle

William Ehling

Ann Ferentino

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Kathryn P. Glass

Patricia L. Heagy

William R. Jamison

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Tracey Lusk

Marian R. Marinack

Natalie F. Metz

Thomas J. Mitchell

Joseph M. Natoli

Bob Nolte

Mary Kay Pavuk

Jeffrey A. Petro

John Polinski

Rae Ann Rice

Brian Ruffner

Roberto Sanchez-Dahl, Sr.

John Sidawi

Michael W. Sirianni, Jr.

Christopher Smith

Kyle Stewart

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Paolo H. Valle

Stephen J. Wagner

Mark Weiss

George B. Wright

Assistant Vice Presidents	Jason DeVito Timothy Gannon James Grant Ann Kruczek

Christopher McGinley Ann Manley Keith Michaud Karl Mocharko Joseph Mycka Nick Navari Gene Neavin Liam O’Connell

Secretary	G. Andrew Bonnewell

Treasurer	Thomas R. Donahue

Assistant Treasurer	Denis McAuley, III

The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561

Bank of New York Mellon (“Custodian”)	One Wall Street New York, NY 10286

Computershare Limited (“Transfer Agent”)	P.O. Box 43011 Providence, RI 02940-3011

Federated Services Company (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Dix Hills Partners, LLC (“Sub-Adviser”)	50 Jericho Quadrangle Suite 117 Jericho, NY 11753

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania, on the 23rd day of December 2009.

FEDERATED ENHANCED TREASURY INCOME FUND

By:	/s/ C. TODD GIBSON
C. Todd Gibson
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. CHRISTOPHER DONAHUE* J. Christopher Donahue	President and Trustee	December 23, 2009

/s/ RICHARD A. NOVAK* Richard A. Novak	Treasurer	December 23, 2009

/s/ JOHN F. DONAHUE* John F. Donahue	Trustee	December 23, 2009

/s/ JOHN T. CONROY, JR.* John T. Conroy, Jr.	Trustee	December 23, 2009

/s/ NICHOLAS P. CONSTANTAKIS* Nicholas P. Constantakis	Trustee	December 23, 2009

/s/ JOHN F. CUNNINGHAM* John F. Cunningham	Trustee	December 23, 2009

/s/ MAUREEN LALLY-GREEN* Maureen Lally-Green	Trustee	December 23, 2009

/s/ PETER E. MADDEN* Peter E. Madden	Trustee	December 23, 2009

/s/ R. JAMES NICHOLSON* R. James Nicholson	Trustee	December 23, 2009

/s/ CHARLES F. MANSFIELD, JR.* Charles F. Mansfield, Jr.	Trustee	December 23, 2009

/s/ THOMAS M. O’NEILL* Thomas M. O’Neill	Trustee	December 23, 2009

/s/ JOHN S. WALSH* John S. Walsh	Trustee	December 23, 2009

/s/ JAMES F. WILL* James F. Will	Trustee	December 23, 2009

*By:	/s/ C. TODD GIBSON	December 23, 2009
C. Todd Gibson
(As Attorney-in-Fact)

Exhibit List

(d)	Form of Specimen Certificate

(g)(1)	Form of Investment Advisory Agreement with Federated Investment Management Company.

(g)(2)	Form of Sub-Advisory Agreement with Dix Hills Partners, LLC.

(h)(1)	Form of Underwriting Agreement.

(h)(2)	Form of Master Agreement among Underwriters.

(n)	Consent of Independent Registered Public Accounting Firm.

(p)	Subscription Agreement.

(r)(2)	Code of ethics for Dix Hills Partners, LLC